SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to Rule 14a-12	☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

NETSCREEN TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐
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NetScreen Technologies, Inc.
805 11th Avenue, Building 3
Sunnyvale, California 94089

January 15, 2003

To Our Stockholders:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of NetScreen Technologies, Inc. to be held at our executive offices, located at 805 11th Avenue, Building 3 in Sunnyvale, California, on Friday, February 21, 2003 at 9:00 a.m. Pacific Time.

The matters expected to be acted upon at the meeting are described in detail in the following notice of the 2003 Annual Meeting of Stockholders and proxy statement.

It is important that you use this opportunity to take part in the affairs of NetScreen Technologies, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Robert D. Thomas
President and Chief Executive Officer

NetScreen Technologies, Inc.
805 11th Avenue, Building 3
Sunnyvale, California 94089

NOTICE OF THE 2003 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of NetScreen Technologies, Inc. will be held at our executive offices, located at 805 11th Avenue, Building 3 in Sunnyvale, California, on Friday, February 21, 2003 at 9:00 a.m. Pacific Time, for the following purposes:

1.	To elect three Class II directors of NetScreen Technologies, Inc., each to serve until his successor has been elected and qualified or until his earlier resignation or removal;

2.
To approve an amendment to the 2001 Equity Incentive Plan to increase the maximum number of shares that may be granted to any individual in any calendar year, to increase the size of initial option grants and annual share limits for directors, and to change vesting and similar provisions applicable to director grants;

3.	To ratify the selection of Ernst & Young LLP as independent auditors for NetScreen Technologies, Inc. for the fiscal year ending September 30, 2003; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the accompanying proxy statement.

Only stockholders of record at the close of business on January 6, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Remo E. Canessa
Chief Financial Officer and
Corporate Secretary

Sunnyvale, California
January 15, 2003

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

NetScreen Technologies, Inc.
805 11th Avenue, Building 3
Sunnyvale, California 94089

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

January 15, 2003

The accompanying proxy is solicited on behalf of the board of directors of NetScreen Technologies, Inc., a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders to be held at our executive offices, located at 805 11th Avenue, Building 3, in Sunnyvale, California, on Friday, February 21, 2003 at 9:00 a.m. Pacific Time. Only holders of record of our common stock at the close of business on January 6, 2003, which is the record date, will be entitled to vote at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. All proxies will be voted in accordance with the instructions contained therein and, if no vote is specified, the proxies will be voted in favor of the nominees and the proposals presented in this proxy statement. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about January 17, 2003. Our annual report for the fiscal year ended September 30, 2002 is enclosed with these proxy materials.

Voting Rights and Voting

Holders of our common stock are entitled to one vote for each share held as of the record date. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope and your shares will be voted at the Annual Meeting in the manner you direct. If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may nevertheless be eligible to vote your shares over the Internet or by telephone rather than by mailing a completed voting instruction card provided by the bank or brokerage firm. Please check the voting instructions card provided by your bank or brokerage house for availability and instructions. If Internet or telephone voting is unavailable from your bank or brokerage house, please complete and return the enclosed proxy card in the self-addressed, postage paid envelope provided.

Outstanding Shares

At the close of business on the record date, January 6, 2003, we had 79,026,087 shares of common stock outstanding and entitled to vote. These shares are held of record by approximately 351 stockholders.

Shares Needed for a Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business.

Vote Required to Approve the Proposals

With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our common stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of directors. Approval and adoption of Proposal No. 2 and Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals. None of the proposals are conditioned upon the approval by our stockholders of any of the other proposals.

Effect of Broker Non-Votes, Abstentions and Directions to Withhold Voting Authority

Some stockholders of record, such as brokers, are nominees holding shares on behalf of beneficial owners. Such nominees seek voting instructions from the beneficial owners of the shares they hold of record. If the beneficial owners give voting instructions to the nominees, the shares will be voted and counted as votes in favor or against the proposals as indicated in the voting instructions. If the beneficial owners give no voting instructions to the nominee on a matter that is deemed “routine,” such as the matters presented in this proxy statement, the nominees may vote the shares in their discretion either for or against the routine proposals. In any event, the shares held by the nominees will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

Abstentions with regard to the election of directors, and directions to withhold voting authority for one or more members of the board of directors, will have no effect on the outcome of the election of directors. Abstentions with regard to Proposal No. 2, amendment of the 2001 Equity Incentive Plan, and Proposal No. 3, ratification of the selection of Ernst & Young LLP as independent auditors, have the effect of votes against such proposals. Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

Adjournment of Meeting

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, shares present in person or the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other proxy materials, we and our agents may also solicit proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to the Annual Meeting, or at the Annual Meeting prior to the vote to which the proxy relates. A proxy may be revoked by any of the following methods:

•	a written instrument delivered to us stating that the proxy is revoked;

•	a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting; or

•	attendance at the Annual Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

Annual Report

Our annual report to stockholders for the fiscal year ended September 30, 2002 has been mailed concurrently with the mailing of the notice of Annual Meeting and this proxy statement to all stockholders of record as of January 6, 2003. The annual report to stockholders is not incorporated into this proxy statement and is not considered proxy solicitation material.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will elect three Class II directors, each to hold office until the 2006 Annual Meeting of Stockholders and until his successor has been elected and qualified or until such director’s earlier resignation or removal. Our board is divided into three classes that serve staggered three-year terms. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for a substitute nominee as the proxy holder may determine. All nominees have agreed to serve as a director if elected.

Directors and Nominees

The names of the nominees for election as Class II members of our board of directors, and information about each of them, are set forth below.

Name	Age	Principal Occupation	Director Since
Feng Deng	39	Vice President of Engineering of NetScreen Technologies, Inc.	1999
Thomas F. Mendoza	52	President of Network Appliance, Inc.	1999
Victor E. Parker, Jr.	33	General Partner of Spectrum Equity Investments	2000

Feng Deng has served as our vice president of engineering since November 1999, prior to which he was our vice president of hardware engineering since co-founding NetScreen in October 1997. Mr. Deng has also been a member of our board of directors since September 1999. From 1993 to September 1997, Mr. Deng worked at Intel Corporation, a semiconductor company, where he held a variety of technical positions and was involved in the design and development of microprocessor and chip set products. Mr. Deng holds a B.S. and an M.S. in electronic engineering from Tsinghua University, Beijing, and an M.S. in computer engineering from the University of Southern California.

Thomas F. Mendoza has served as a member of our board of directors since June 1999. Mr. Mendoza has served as the president of Network Appliance, Inc., a computer networking company, since May 2000, prior to which he served in various management and executive positions at Network Appliance since 1994. Mr. Mendoza holds a B.A. in economics from the University of Notre Dame.

Victor E. Parker, Jr. has served as a member of our board of directors since July 2000. Mr. Parker has held various positions at Spectrum Equity Investments, a venture capital firm, since August 1998 and has been a general partner since May 2000. Mr. Parker was a product manager at ONYX Software, Inc., a computer software company, from June 1997 to September 1997. From 1992 to June 1996, he was an associate at Summit Partners, a venture capital firm. Mr. Parker also serves as a director of several private companies. Mr. Parker holds a B.A. in earth sciences from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.

In addition to these nominees, our board of directors includes Alan L. Earhart, Katherine M. Jen and Frank J. Marshall, who serve as Class I directors that will stand for reelection at our 2005 Annual Meeting, and Michael L. Goguen and Robert D. Thomas, who serve as Class III directors that will stand for reelection at our 2004 Annual Meeting. More information regarding these directors can be found below under the caption “Executive Officers and Directors.”

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
EACH OF THE NOMINATED DIRECTORS.

Board Meetings and Board Committees

Board Meetings

The board met eight times, including telephone conference meetings during our last fiscal year. No director, other than Mr. Mendoza, attended fewer than 75% of the total number of meetings held by the board and by all committees of the board on which such director served.

Board Committees

Our board of directors has a compensation committee and an audit committee. The board does not have a standing nominating committee or committee performing similar functions.

Compensation Committee.    The current members of our compensation committee are Messrs. Goguen, Marshall and Mendoza, each of whom qualifies as an independent director under the rules of The Nasdaq Stock Market. The compensation committee reviews and makes recommendations to our board concerning salaries and incentive compensation for our executive officers and employees. The compensation committee also administers our 1997 Equity Incentive Plan, 2001 Equity Incentive Plan and 2001 Employee Stock Purchase Plan. The compensation committee met one time during the fiscal year ended September 30, 2002.

Audit Committee.    The current members of our audit committee are Messrs. Earhart, Goguen, Marshall and Parker, each of whom is a non-employee director who meets the independence and other requirements to serve on our audit committee under the rules of The Nasdaq Stock Market. Our audit committee oversees all aspects of our accounting, audit and financial reporting functions, including the disclosure controls and procedures and internal controls and procedures relating thereto, monitors the adequacy of our accounting and financial reporting practices, appoints and evaluates the independence and performance of our independent auditors, pre-approves all audit and non-audit services to be provided by our independent auditors and provides the board of directors such additional information and materials as it may deem necessary to make the Board aware of significant financial, accounting and internal control matters that require the attention of the Board. The audit committee met six times during the fiscal year ended September 30, 2002.

Director Compensation

Cash Compensation.    Commencing with the fiscal year ending September 30, 2003, our directors receive an annual retainer of $20,000 for their services as directors and $1,000 for each regular board meeting ($1,500 for the chairman of the board), compensation committee and audit committee attended ($1,500 for the chairman of the respective committee). The total amount of cash compensation that each director may receive is limited to $40,000 per year. Additionally, our directors are reimbursed for their reasonable expenses in attending board and board committee meetings.

Option Grants.    Members of our board who are not NetScreen employees are eligible to participate in our 2001 Equity Incentive Plan. The option grants under this plan are generally intended to be formula grants, although our board has some discretion to vary the grants, and the exercise price of the options will be the fair market value of our common stock on the date of grant.

Currently, each eligible director who becomes a member of our board is granted an initial option to purchase 30,000 shares. If Proposal No. 2 is approved at the Annual Meeting, each eligible director who becomes a member of our board after such approval will be granted an initial option to purchase 50,000 shares. In addition, each eligible director will automatically be granted an option to purchase 10,000 shares at each annual meeting after joining the board. Our board may make discretionary supplemental grants to an eligible director, but non-employee directors are not eligible to receive awards covering more than 40,000 shares in any calendar year; if Proposal No. 2 is approved at the Annual Meeting, this limitation will be increased to 60,000 shares. The options have ten-year terms and terminate three months after the date a director ceases to be a director or a consultant, or 12 months afterwards if the termination is due to death or disability. All options automatically granted under the 2001 Equity Incentive Plan currently become vested and exercisable over a three-year period at a rate of 2.78% per month so long as the director continues as a member of our board or as a consultant. If Proposal No. 2 is approved at the Annual Meeting, initial grants will vest monthly over a four-year period at a rate of 2.08% per month, and annual grants will vest monthly over a one-year period at a rate of 8.33% per month so long as the director continues as a member of our board or as a consultant to NetScreen. In the event of our dissolution or liquidation or a change-in-control transaction, options automatically granted under the plan will become 100% vested and exercisable in full.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has at any time since our formation been one of our officers or employees. None of our executive officers currently serves or has served as a member of the board of directors or compensation committee of any entity, an executive officer of which serves on our board or compensation committee.

PROPOSAL NO. 2

AMENDMENT TO THE 2001 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve an amendment to our 2001 Equity Incentive Plan, to provide that:

(a)
no employee will be eligible to receive options to purchase more than 1,000,000 shares of common stock in the calendar year employment commences, rather than the limitation of 500,000 shares currently provided for;

(b)
afterwards, an employee will not be eligible to receive options to purchase more than 500,000 shares of common stock in the calendar year, rather than the limitation of 250,000 shares currently provided for;

(c)	the annual award limitation for non-employee directors will be increased to 60,000 shares, rather than the 40,000 shares currently provided for;

(d)	individuals who first become non-employee directors will automatically receive options to purchase 50,000 shares of common stock, rather than the 30,000 shares currently provided for;

(e)
initial grants to non-employee directors will vest monthly over a four-year period at a rate of 2.08% per month and annual grants to non-employee directors will vest monthly over a one-year period at a rate of 8.33% per month, so long as the director continues as a member of our board or as a consultant to NetScreen, rather than over a three-year period at the rate of 2.78% per month currently provided for;

(f)
the requirement that to be eligible for an automatic grant after first being appointed to the Board a member must have served continuously since the last annual meeting of shareholders will be removed; and

(g)	the requirement that to be eligible to receive a discretionary grant a non-employee director must have served as a director for a year will be removed.

The Board believes this amendment is necessary for NetScreen to continue to attract and retain the services of highly qualified employees as well as non-employee directors. As of September 30, 2002, there were 18,014,351 shares of common stock available for issuance under the 2001 Equity Incentive Plan.

2001 Equity Incentive Plan

The 2001 Equity Incentive Plan was first adopted by our board in September 2001, and was approved by our stockholders in November 2001. It became effective December 11, 2001, the date of our initial public offering.

The 2001 Equity Incentive Plan authorizes the award of options, restricted stock and stock bonuses. It is administered by the compensation committee of our board, which consists of Messrs. Goguen, Marshall and Mendoza. The compensation committee has the authority to grant awards under the plan, to interpret the plan and any agreement entered into under it, and make all other determinations for the administration of the plan.

The 2001 Equity Incentive Plan provides for the grant of both incentive stock options that qualify under Section 422 of the Internal Revenue Code and nonqualified stock options. The incentive stock options may be granted only to our employees or employees of our parent or any of our subsidiaries. The nonqualified stock options, and all awards other than incentive stock options, may be granted to employees, officers, directors, consultants, independent contractors and advisors of NetScreen and our subsidiaries. However, consultants, independent contractors and advisors are only eligible to receive awards if they render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. If Proposal No. 2 is approved, non-employee members of NetScreen’s board will automatically be granted an initial option to purchase 50,000 shares on the date they first join the board and will thereafter receive an annual option to purchase 10,000 shares immediately after each subsequent annual meeting of the company. Currently, the initial option grant to non-employee directors is for 30,000 shares. If Proposal No. 2 is approved, initial grants will vest monthly over a four-year period at a rate of 2.08% per month and annual grants will vest monthly over a one-year period at a rate of 8.33% per month so long as the non-employee director continues as a member of our board or as a consultant to NetScreen. In addition, non-employee directors are eligible to receive discretionary grants under the plan. Currently, initial grants and annual grants vest over a three-year period at a rate of 2.78% per month. In the event of a dissolution, liquidation or merger of the company, these options will become immediately exercisable in full and must be exercised, if at all, within three months of the consummation of such event.

Our chief executive officer and the four other most highly compensated executive officers as of September 30, 2002 have been granted options to purchase shares under the 2001 Equity Incentive Plan, over the life of the plan, as follows:

Name	Option Received
Robert D. Thomas	250,000
Mark S. Smith	30,000
Remo E. Canessa	180,000
David K. Flynn	30,000
Janine Roth	5,000

Our current executive officers as a group, current non-employee directors as a group and our current employees (excluding executive officers and directors) have been granted options to purchase shares under the 2001 Equity Incentive Plan, over the life of the plan, as follows:

Group	Options Received or to be Received
Current executive officers	900,000
Current non-employee directors	100,000
Current employees (excluding executive officers and directors)	2,981,069

The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The option exercise price, and the purchase price for restricted stock awards, is typically payable in cash or by check, but may also be payable by other means where permitted by the compensation committee.

The maximum term of options that may be granted under the 2001 Equity Incentive Plan is ten years. Options or restricted shares become vested within such periods, or upon such events, as determined by the compensation committee in its discretion and as set forth in the applicable stock option agreement or restricted stock agreement. As a matter of practice, options under the plan have generally been subject to a four-year vesting period. The compensation committee may allow exceptions to this restriction for awards that are not incentive stock options. Options granted under the 2001 Equity Incentive Plan generally expire three months after the termination of the optionee’s service to us or our subsidiary, or 12 months afterward if the termination is due to death or disability. If an optionee is terminated due to cause, then options granted to that optionee expire immediately on the date of termination. For all options granted under this plan, other than options automatically granted to non-employee directors and options granted to executive officers with change in control provisions described more fully in the section entitled “Executive Compensation—Change of Control Arrangements with Officers,” in the event of a liquidation, dissolution or change-in-control transaction, the options become immediately exercisable in full, unless the acquiror assumes the options or grants options in substitution for the options.

We initially reserved 20,000,000 shares of our common stock for issuance under the 2001 Equity Incentive Plan. The number of shares reserved for issuance under this plan also include:

•	2,313,789 shares reserved under our 1997 Equity Incentive Plan that were not issued or subject to outstanding grants on December 11, 2001;

•	up to 1,719,626 shares of our common stock issued under our 1997 Equity Incentive Plan as of September 30, 2002 that we have the right to repurchase at the original purchase price; and

•
up to 8,922,765 shares of our common stock issuable upon exercise of options granted under our 1997 Equity Incentive Plan as of September 30, 2002 that may expire or become unexercisable without having been exercised.

In addition, under the terms of the 2001 Equity Incentive Plan, the number of shares reserved for issuance will increase automatically on October 1 of each year by an amount equal to 5% of our total outstanding shares of common stock as of the immediately preceding September 30.

Shares available for grant and issuance under the 2001 Equity Incentive Plan will include shares of common stock:

•	issuable upon exercise of options granted under the plan that are terminated or cancelled before they are exercised;

•	issued upon exercise of any option granted under the plan that we repurchase at the original purchase price;

•	subject to restricted stock awards granted under the plan that are forfeited or repurchased by us at the original issue price; and

•	shares of our common stock subject to stock bonuses granted under the plan that otherwise terminate without shares being issued.

Under this plan, we cannot grant incentive stock options to purchase more than 50,000,000 shares. During any calendar year, no employee other than a new employee may receive more than 500,000 shares, and no new employee may receive 1,000,000 shares (currently, these limitations are 250,000 shares and 500,000 shares, respectively), and no non-employee director will be eligible to receive more than 60,000 shares (currently the limitation is 40,000 shares). As of December 31, 2002, 499 employees were eligible to participate in the plan. The 2001 Equity Incentive Plan will terminate in September 2011, unless it is terminated earlier by our board.

Federal Income Tax Information for 2001 Equity Incentive Plan

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO NETSCREEN AND PARTICIPATING EMPLOYEES ASSOCIATED WITH STOCK OPTIONS GRANTED UNDER THE 2001 EQUITY INCENTIVE PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 EQUITY INCENTIVE PLAN.

Tax Treatment of the Optionee

Incentive Stock Options.    An optionee will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO unless the optionee is subject to the alternative minimum tax. If the optionee holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the option grant date, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a “disqualifying disposition”), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares), will be treated as ordinary income. Any additional gain will be capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

Alternative Minimum Tax.    The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax (“AMT”). The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options.    An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee’s purchase price. The included amount must be treated as ordinary income by the optionee and may be subject to income tax withholding by NetScreen (either by payment in cash or withholding out of the optionee’s salary). Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as long-term or short-term capital gain or loss.

Maximum Tax Rates.    The maximum rate applicable to ordinary income is 39.1%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of NetScreen.    NetScreen will be entitled to a deduction in connection with the exercise of a NQSO by a domestic employee or other person to the extent that the optionee recognizes ordinary income. NetScreen will be entitled to a deduction in connection with the disposition of shares acquired under an ISO only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA Information.    The 2001 Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

New Plan Benefits

The amount of future option grants under the 2001 Equity Incentive Plan to our chief executive officer, the four other most highly compensated executive officers as of September 30, 2002, all current executive officers as a group, and all employees, as a group (including all officers who are not executive officers), are not determinable because, under the terms of the 2001 Equity Incentive Plan, such grants are made in the discretion of the Board of Directors. The exercise prices of options to be granted in the future under the 2001 Equity Incentive Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. The following table presents the grant of stock options under our 2001 Equity Incentive Plan granted since September 30, 2002 to our chief executive officer, the four other most highly compensated executive officers as of September 30, 2002, all current executive officers as a group, all current non-employee directors as a group, and all current employees, including all officers who are not executive officers, as a group. The closing price per share of our common stock as reported on the Nasdaq National Market on January 14, 2003 was $18.76.

Name and Position	Number of Securities Underlying Options	Exercise or Base Price Per Share
Robert D. Thomas Chief Executive Officer	—	—
Mark S. Smith Vice President of Worldwide Sales	30,000	$16.01
Remo E. Canessa Chief Financial Officer and Cooperate Secretary	30,000	$16.01
David K. Flynn Vice President of Marketing	30,000	$16.01
Janine Roth Vice President of Business Development	5,000	$16.01
Current executive officers (as a group)	100,000	$16.01
Current non-employee Directors (as a group)	50,000	$16.01-$17.68
All current employees, including all officers who are not executive officers (as a group)	645,631	$11.99-$17.25

Immediately following the Annual Meeting, each non-employee director will automatically be granted an additional option to purchase 10,000 shares.

THE BOARD RECOMMENDS A VOTE FOR THE
AMENDMENT TO THE 2001 EQUITY INCENTIVE PLAN.

Employee Benefit Plans

As of September 30, 2002, we maintained our 1997 Equity Incentive Plan, 2001 Equity Incentive Plan and 2001 Employee Stock Purchase Plan, each of which was approved by our stockholders. Options to purchase 8,922,765 shares were outstanding under our 1997 Equity Incentive Plan, on terms substantially similar to those of our 2001 Equity Incentive Plan, and no further awards could be made under the plan. As of that date, options to purchase 3,338,363 shares were outstanding under our 2001 Equity Incentive Plan, and 18,014,351 shares were available for future awards. There were 913,640 shares available for issuance under our 2001 Employee Stock Purchase Plan, which permits employees to use payroll deductions to purchase shares of common stock at discounted prices. On November 1, 2002 our board of directors adopted a nonqualified stock option plan covering 125,000 shares of common stock, of which 75,000 shares remain available for future grant. The following table gives information about equity awards under our plans as of September 30, 2002.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

	(A)	(B)	(C)
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Equity Compensation Plans (Excluding Shares Reflected in Column (A))
Equity compensation plans approved by stockholders	12,261,128	$6.03	18,927,991	(1)(2)
Equity compensation plans not approved by stockholders (3)	—	—	—

Total	12,261,128	$6.03	18,927,991

(1)
Of these, no shares remained available for grant under the 1997 Equity Incentive Plan, 18,014,351 shares remained available for grant under the 2001 Equity Incentive Plan and 913,640 shares remained available for purchase under the 2001 Employee Stock Purchase Plan.

(2)
The 2001 Equity Incentive Plan contains an “evergreen” provision whereby the number of shares available for issuance increases automatically on October 1 of each year by 5% of NetSceen’s outstanding shares of common stock on each immediately preceding September 30 during the term of the plan. The 2001 Employee Stock Purchase Plan contains an “evergreen” provision whereby the number of shares available for issuance increases automatically on October 1 of each year by the number of shares of common stock that were purchased under the plan in the preceding year.

(3)
In connection with the acquisition of OneSecure, Inc., we have assumed all the outstanding options of OneSecure. Options to purchase a total of approximately 349,000 shares of NetScreen common stock with a weighted exercise price of $10.92 per share were assumed. These options have been converted into options to purchase our shares on the terms specified in the acquisition agreement. Statistics regarding the assumed options of OneSecure, Inc. are not included in the table above.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The audit committee of our board of directors has selected Ernst & Young LLP as the independent auditors to perform the audit of our financial statements for the fiscal year ending September 30, 2003, and our stockholders are being asked to ratify such selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

During the fiscal year ended September 30, 2002, the aggregate fees billed by NetScreen’s independent auditors, Ernst & Young LLP, for professional services were as follows:

Audit Fees.    The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of NetScreen’s annual consolidated financial statements for the fiscal year ended September 30, 2002, including statutory audits required for NetScreen’s subsidiaries, the review of the consolidated financial statements included in NetScreen’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and audit-related services, were approximately $501,000. This amount includes approximately $174,000 for audit-related services, primarily reporting and SEC filings associated with business combinations.

Financial Information Systems Design and Implementation Fees.    Ernst & Young LLP did not provide any financial information systems design or implementation services in the fiscal year ended September 30, 2002.

All Other Fees.    The aggregate fees billed by Ernst & Young LLP for professional services other than those described above for the fiscal year ended September 30, 2002 totaled approximately $751,000 and were primarily for preparation of a registration statement in connection with NetScreen’s initial public offering and for tax services.

The audit committee has determined that the provision of these services was compatible with maintaining Ernst & Young LLP’s independence.

THE BOARD RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors, and their ages and positions currently are as follows:

Name	Age	Position
Robert D. Thomas	53	President, Chief Executive Officer and Director
Walter L. Brown	55	Vice President of Customer Service
Remo E. Canessa	45	Chief Financial Officer and Corporate Secretary
Charles R. Clark	49	Vice President of Operations
Feng Deng	39	Vice President of Engineering and Director
David K. Flynn	39	Vice President of Marketing
Mark S. Smith	46	Vice President of Worldwide Sales
Nir Zuk	31	Chief Technology Officer
Alan L. Earhart	59	Director
Michael L. Goguen	38	Director
Katherine M. Jen	50	Director
Frank J. Marshall	55	Chairman of the Board of Directors
Thomas F. Mendoza	52	Director
Victor E. Parker, Jr.	33	Director

Robert D. Thomas has served as our president and chief executive officer and as a member of our board of directors since October 1998. From 1989 to September 1998, Mr. Thomas served in several roles at Sun Microsystems, Inc., a computer hardware and software company, including general manager of intercontinental operations for Sun’s software business, director of international market development, and director of marketing in Australia and New Zealand. Mr. Thomas holds a B.S. in mathematics from Adelaide University in Australia.

Walter L. Brown has served as our vice president of customer service since December 2001. From April 2001 to December 2001, Mr. Brown was the vice president of customer service of LuxN, Inc., an optical networking company. From January 1999 to April 2001, Mr. Brown was the vice president of customer service of Mirapoint Technology, an email technology company. From 1997 to January 1999, Mr. Brown was the vice president of customer service of Versant Object Technology Corporation, a software company. He holds a B.S. in nuclear engineering from Lowell Technological Institute at the University of Massachusetts, Lowell and an M.S. in industrial management from the Brooklyn Polytechnical Institute.

Remo E. Canessa has served as our chief financial officer and corporate secretary since July 2001. From December 1998 to July 2001, Mr. Canessa served as a vice president of finance, chief financial officer and treasurer of Bell Microproducts, Inc., a computer equipment distribution company. From August 1998 to December 1998, Mr. Canessa served as vice president of finance and chief financial officer of InfoSeek Corporation, an internet company. From February 1998 to May 1998, he served as vice president of finance and chief financial officer at Raster Graphics, Inc., a printer and printing press products company. From 1993 to February 1998, Mr. Canessa served as vice president of finance, corporate controller and acting chief financial officer at Bell Microproducts, Inc. He holds a B.A. in economics from the University of California, Berkeley, an M.B.A. from the University of Santa Clara and is a certified public accountant.

Charles R. Clark has served as our vice president of operations since November 1999. From 1981 to November 1999, Mr. Clark held a number of positions at Integrated Device Technology, Inc., a semiconductor manufacturer, including vice president of the Centaur division and subsystem division and vice president of the SRAM memory division and subsystem division. Mr. Clark holds a B.S. in zoology from San Jose State University.

Feng Deng has served as our vice president of engineering since November 1999, prior to which he was our vice president of hardware engineering since co-founding NetScreen in October 1997. Mr. Deng has also been a member of our board of directors since September 1999. From 1993 to September 1997, Mr. Deng worked at Intel Corporation, a semiconductor company, where he held a variety of technical positions and was involved in the design and development of microprocessor and chip set products. Mr. Deng holds a B.S. and an M.S. in electronic engineering from Tsinghua University, Beijing, and an M.S. in computer engineering from the University of Southern California.

David K. Flynn has served as our vice president of marketing since June 1999. From 1991 to April 1999, Mr. Flynn held various marketing and product management positions at 3Com Corporation, a computer network equipment manufacturer, including vice president of marketing for the architecture and software operation. Mr. Flynn holds a B.A. in economics from Williams College and an M.B.A. from the Stanford Graduate School of Business.

Mark S. Smith has served as our vice president of worldwide sales since July 1999. From 1996 to July 1999, Mr. Smith served as vice president of worldwide sales at Apptitude, Inc., a computer network management equipment manufacturer. Mr. Smith holds a B.A. in political science from Wheaton College.

Nir Zuk has served as our chief technology officer since September 2002. In December 1999, Mr. Zuk co-founded OneSecure, Inc., a developer and provider of network security equipment and served as its chief technology officer until September 2002, when it was acquired by NetScreen. From 1994 to March 1999, Mr. Zuk served as principal engineer at Check Point Software Technologies Ltd., a developer and provider of network security software.

Alan L. Earhart has served as a member of our board of directors since December 2002. Mr. Earhart is currently an independent consultant. From 1970 to June 2001, he served in various accounting and management capacities at PricewaterhouseCoopers LLP, an accounting and consulting firm. Mr. Earhart holds a B.S. in accounting from the University of Oregon.

Michael L. Goguen has served as a member of our board of directors since May 1998. Mr. Goguen has held various positions at Sequoia Capital, a venture capital firm, since 1996 and has been a general partner since 1997. Mr. Goguen serves as a director of several private companies. Mr. Goguen holds a B.S. in electrical engineering from Cornell University and an M.S. in electrical engineering from Stanford University.

Katherine M. Jen has served as a member of our board of directors since June 1999. Ms. Jen has been a general partner of AsiaTech Management, LLC, a venture capital firm since November 1997. From 1993 to November 1997, Ms. Jen served as a vice president and corporate secretary of Wyse Technology, a Windows-based and custom application terminals provider. Ms. Jen holds an L.L.B. from National Taiwan University.

Frank J. Marshall has served as a member of our board of directors since December 1997 and the chairman of our board of directors since November 2002. Mr. Marshall is a private investor in early stage high technology companies. Mr. Marshall serves as a director and advisor for several private companies and is a director for PMC-Sierra, Inc., an internetworking semiconductor solutions company. From November 2000 until July 2001, Mr. Marshall was the interim chief executive officer of Covad Communications Group, Inc. Mr. Marshall served as vice president of engineering and general manager, core business unit of Cisco Systems, Inc. from 1992 until October 1997. He holds a B.S. in electrical engineering from Carnegie Mellon University and an M.S. in electrical engineering from the University of California, Irvine.

Thomas F. Mendoza has served as a member of our board of directors since June 1999. Mr. Mendoza has served as the president of Network Appliance, Inc., a computer networking company, since May 2000, prior to which he served in various management and executive positions at Network Appliance since 1994. Mr. Mendoza holds a B.A. in economics from the University of Notre Dame.

Victor E. Parker, Jr. has served as a member of our board of directors since July 2000. Mr. Parker has held various positions at Spectrum Equity Investments, a venture capital firm, since August 1998 and has been a general partner since May 2000. Mr. Parker was a product manager at ONYX Software, Inc., a computer software company, from June 1997 to September 1997. From 1992 to June 1996, he was an associate at Summit Partners, a venture capital firm. Mr. Parker also serves as a director of several private companies. Mr. Parker holds a B.A. in earth sciences from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table presents information as to the beneficial ownership of our common stock as of December 31, 2002 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our executive officers named in the summary compensation table that follows; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. To our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable and except as otherwise indicated below. Shares of common stock subject to options that are exercisable within 60 days of December 31, 2002 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person.

The percentage of outstanding shares beneficially owned as of December 31, 2002 is based on 78,931,481 shares of common stock outstanding on that date.

	Percentage of Outstanding Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent
Michael L. Goguen (1) Sequoia Capital and affiliates	12,515,685	15.9%
Sequoia Capital VII	9,164,056	11.6
Feng Deng (2)	3,892,500	4.9
Robert D. Thomas (3)	2,497,992	3.2
Victor E. Parker, Jr. (4) Spectrum Equity Investors and affiliates	2,256,677	2.9
David K. Flynn (5)	887,924	1.1
Frank J. Marshall (6) Big Basin Partners L.P. and affiliates	885,709	1.1
Mark S. Smith (7)	883,087	1.1
Katherine Jen (8) Silicon Valley Equity Fund and affiliates	869,690	1.1
Thomas F. Mendoza (9)	201,818	*
Janine Roth (10)	122,765	*
Remo E. Canessa (11)	112,202	*
Alan L. Earhart (12)	2,221	*
All executive officers and directors as a group (14 persons) (13)	25,678,690	32.5

*	Represents beneficial ownership of less than 1%.

(1)
Represents 9,164,056 shares held by Sequoia Capital VII, 1,600,379 shares held by Sequoia Capital Franchise Fund, 407,848 shares held by Sequoia Technology Partners VII, 379,203 shares held by Sequoia Capital X, 359,504 shares held by Sequoia Capital IX, 218,230 shares held by Sequoia Capital Franchise Partners, 160,246 shares held by Sequoia International Partners, 66,375 shares held by Sequoia Capital IX Principals Fund, 56,212 shares held by Sequoia Technology Partners X, 55,332 shares held by Sequoia Capital Entrepreneurs Fund, 45,800 shares held by Sequoia Capital X Principals Fund and 2,500 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002. Mr. Goguen, one of our directors, is a managing partner of SCFF Management LLC, the general partner of Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners. Mr. Goguen is a non-managing member of SC VII Management-A, LLC, the general partner of Sequoia Capital VII, Sequoia Technology Partners VII and Sequoia International Partners. The shares represented do not include 162,400 shares held by SQP 1997 and 91,350 shares held by Sequoia 1997 LLC, over which Mr. Goguen exercises no control. Mr. Goguen disclaims beneficial ownership of the listed shares except to the extent of his pecuniary interest in the Sequoia funds. The address of Sequoia Capital and Mr. Goguen is 3000 Sand Hill Road, Building 4, Suite 180, Menlo Park, California 94025.

(2)
Includes 3,658,500 shares held by the D&H Family Trust, 128,820 shares held by Alec Deng 2000 Irrevocable Trust, 94,000 shares held by Feng Deng and Birong Hu as community property, 5,590 shares held by Birong Hu and 37,501 shares that, as of December 31, 2002, are subject to our lapsing right of repurchase at the initial purchase price

(3)
Includes 2,459,000 shares held by Robert and Linda Thomas as community property, 14,000 shares held on behalf of Alexandria Thomas, 14,000 shares held on behalf of Kendall Thomas, 8,000 shares held on behalf of Lana Whittmer and 150,000 shares that, as of December 31, 2002, are subject to our lapsing right of repurchase at the initial purchase price.

(4)
Represents 2,214,728 shares held by Spectrum Equity Investors IV, L.P., 26,374 shares held by Spectrum IV Investment Managers’ Fund, L.P., 13,075 shares held by Spectrum Investors Parallel IV, L.P. and 2,500 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

Mr. Parker, one of our directors, is a general partner of Spectrum IV Investment Managers’ Fund, L.P., Spectrum Investors Parallel IV, L.P. and of Spectrum Equity Associates IV, the general partner of Spectrum Equity Investors IV, L.P. Mr. Parker disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the Spectrum funds. The address of Spectrum Equity Investors, L.P. and Mr. Parker is 333 Middlefield Road, Suite 200, Menlo Park, California 94025.

(5)
Includes 622,120 shares held by the Flynn Living Trust U/T/A dated July 22, 1999, 121,790 shares held by the David Flynn Grantor retained Annuity Trust, UTA dated 11/15/01, 121,790 shares held by the Pamela Flynn Grantor retained Annuity Trust, UTA dated 11/15/01, 8,000 shares held by the Connor Flynn 2000 Trust, 8,000 shares held by the Hunter Flynn 2000 Trust and 3,300 shares held by the Logan Flynn 2001 Trust UTA dated 11/15/01. Includes 156,250 shares that, as of December 31, 2002, are subject to our lapsing right of repurchase at the initial purchase price.

(6)
Includes 688,409 shares held by Big Basin Partners L.P., of which Mr. Marshall is a general partner, 56,800 shares held by Timark LP, of which Mr. Marshall is a general partner and 2,500 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

(7)
Includes 403,383 shares held by Mark Smith and Deborah Smith Family Trust, 375,417 shares held by Mark and Deborah Smith as community property, 101,200 shares held by Mark Smith and Deborah Smith Children’s Trust, and 182,292 shares that, as of December 31, 2002, are subject to our lapsing right of repurchase at the initial purchase price.

(8)
Represents 725,718 shares held by Silicon Valley Equity Fund, L.P., 141,472 shares held by Silicon Valley Equity Fund II, L.P. and 2,500 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002. Ms. Jen, one of our directors, is a managing partner of AsiaTech Management LLC, the general partner of the Silicon Valley Equity Fund, L.P. and Silicon Valley Equity Fund II, L.P. Ms. Jen disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the Silicon Valley Equity funds.

(9)
Includes 23,334 shares that, as of December 31, 2002, are subject to our lapsing right of repurchase at the initial purchase price and 2,500 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

(10)	Includes 121,332 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

(11)	Includes 110,207 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

(12)	Represents 2,221 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2002.

(13)
Includes 360,575 shares subject to options exercisable within 60 days of December 31, 2002 and an aggregate of 671,878 shares held by our executive officers and directors as a group that, as of December 31, 2002, were subject to our lapsing right of repurchase at the initial purchase price.

EXECUTIVE COMPENSATION

The following table presents compensation information for the fiscal years ended September 30, 2002 and 2001 paid or accrued to our Chief Executive Officer and our four other most highly compensated executive officers whose salary for the fiscal year exceeded $100,000 and who were serving as executive officers as of September 30, 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)		Securities Underlying Options
Robert D. Thomas President and Chief Executive Officer	2002 2001	$300,000 241,250	$186,804 105,840		250,000 —

Mark S. Smith Vice President of Worldwide Sales	2002 2001	188,750 175,001	161,410 165,643	(2) (3)	— —

Remo E. Canessa Chief Financial Officer and Corporate Secretary	2002 2001	208,080 45,862	95,536 16,114		150,000 430,000

David K. Flynn Vice President of Marketing	2002 2001	204,518 194,792	83,478 68,943		— —

Janine Roth Vice President of Business Development	2002 2001	201,994 87,948	66,448 30,298		— 400,000

(1)	Bonuses paid in the fourth quarter of calendar years 2002 and 2001 for services rendered during the fiscal years ended September 30, 2001 and 2002, respectively.

(2)	Includes sales commissions of $121,767.

(3)	Includes sales commissions of $125,251.

Option Grants in Fiscal 2002

The following table presents the grant of stock options under our 2001 Equity Incentive Plan for fiscal 2002 to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002.

All options granted under our 2001 Equity Incentive Plan are either incentive stock options or nonqualified stock options. Options granted under our 2001 Equity Incentive Plan may be immediately exercisable. We have the right to purchase any exercised and unvested shares at the original exercise price. Options generally vest over four years commencing on the date of grant and become exercisable as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month thereafter. Options expire ten years from the date of grant.

Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the our board on the date of grant. During fiscal 2002, we granted to our employees options to purchase a total of 5,281,696 shares of our common stock.

Potential realizable values are computed by:

•	Multiplying the number of shares subject to a given a option by the market price per share on the date of grant;

•	Assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% and 10% rates shown in the table for the entire 10 year term of the option; and

•	Subtracting from that result the aggregate option exercise price.

The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices. The closing price per share of our common stock as reported on the Nasdaq National Market on September 30, 2002 was $10.85.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in Fiscal 2002	Exercise or Base Price Per Share	Expiration Date	Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Robert D. Thomas	250,000	4.7%	$14.02	4/21/12	$2,204,276	$5,586,067
Mark S. Smith	—	—	—	—	—	—
Remo E. Canessa	150,000	2.8%	$14.02	4/21/12	1,322,565	3,351,640
David K. Flynn	—	—	—	—	—	—
Janine Roth	—	—	—	—	—	—

Option Exercises and Holdings in Fiscal 2002

The following table presents the number of shares of common stock subject to vested and unvested stock options held as of September 30, 2002 by our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002. The value of in-the-money options is based on $10.85, the closing price per share of our common stock on September 30, 2002, as reported on the Nasdaq National Market.

Each of the options granted to the optionees listed in the table below was either immediately exercisable upon grant, subject to our right to repurchase the option shares upon termination of the optionee’s employment, or generally vests over four years commencing on the date of grant and becomes exercisable as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at September 30, 2002 (1)		Value of Unexercised In-The-Money Options at September 30, 2002
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert D. Thomas	—	—	—	476,043	—	$2,317,488
Mark S. Smith	—	—	—	246,667	—	2,607,222
Remo E. Canessa	25,000	$182,945	100,415	454,585	$587,428	0
David K. Flynn	—	—	—	219,375	—	2,328,328
Janine Roth	38,000	264,675	103,666	258,334	606,446	1,511,254

(1)	The columns captioned “exercisable” and “unexercisable” include shares that are subject to our right to repurchase upon termination of the officer’s employment.

Change in Control Arrangements with Officers

With respect to each of the options shown in the table below, in the event of a dissolution, liquidation, or merger where NetScreen is not the surviving entity or where NetScreen is the surviving entity but the stockholders prior to the transaction ceased to own their shares or equity interest in NetScreen or a sale of substantially all the assets of NetScreen and an involuntary or constructive termination without cause of the optionee’s employment with us or our successor, 50% of the then unvested shares subject to the optionee’s stock options would become fully vested. Messrs. Thomas, Smith, Flynn, Clark, Brown, Canessa and Zuk each entered into a stock option agreement that reflects this option vesting acceleration upon a change in control. The following table presents the amount of the original option grant and the portion of that option grant that was unvested as of September 30, 2002.

Name	Grant Date	Original Option Grant	Unvested Portion of Option Grant
Robert D. Thomas	October 1998 June 2000 April 2002	2,450,000 400,000 250,000	51,042 175,001 250,000

Mark S. Smith	July 1999 June 2000	890,000 140,000	185,417 61,250

David K. Flynn	June 1999 June 2000	890,000 120,000	166,875 52,500

Charles R. Clark	October 1999 June 2000	420,000 70,000	122,500 30,626

Remo E. Canessa	July 2001 April 2002	430,000 150,000	304,585 150,000

Nir Zuk	September 2002	400,000	400,000

Walter L. Brown	November 2001	300,000	300,000

Feng Deng	June 2000	100,000	43,751

Additionally, Mr. Zuk held restricted shares of OneSecure that upon the closing of our acquisition of OneSecure were converted into shares of our common stock. As of September 30, 2002, Mr. Zuk held approximately 21,000 shares that remained subject to our right of repurchase. Upon a change of control of NetScreen or a sale of substantially all the assets of NetScreen and an involuntary or constructive termination without cause of Mr. Zuk’s employment with us or our successor, our right to repurchase these shares will immediately lapse. We also assumed stock option agreements with Mr. Zuk that provide for the options to vest in full immediately upon an involuntary or constructive termination without cause of Mr. Zuk’s employment with us or our successor within 18 months after a change of control of NetScreen or a sale of substantially all the assets of NetScreen. As of September 30, 2002, Mr. Zuk held options to purchase approximately 16,000 shares of our common stock that remained unvested.

In October 1997, we entered into a founder’s restricted stock purchase agreement with Feng Deng. Mr. Deng purchased 4,000,000 shares of our common stock, subject to our right to repurchase 80% of the shares upon termination of employment. Under this agreement, our right of repurchase lapsed as to 10% of the shares in each of April 1998 and October 1998 and lapsed as to the remainder in equal monthly installments until October 2001, when all shares became fully vested. Our right of repurchase would have lapsed as to 20% of the shares he initially acquired if we terminated his employment and as to all of the shares upon a sale of substantially all the assets, merger where the stockholders prior to the transaction did not retain at least 50% of the voting power or other transfer of more than 50% of the voting power of NetScreen. If we terminate the employment of Mr. Deng, he would be entitled to receive a total of $100,000 payable in 12 equal monthly installments.

The compensation committee report, stock price performance graph and audit committee report that follow are required by the Securities and Exchange Commission. The information in these sections shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference. In addition, this information shall not otherwise be deemed to be “soliciting material” or filed under these Acts.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the board of directors administers NetScreen’s executive compensation program. The members of the compensation committee are Mr. Goguen, Mr. Marshall and Mr. Mendoza. Each is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. None of the members of the compensation committee has any interlocking relationships as defined by the Securities and Exchange Commission. Prior to our initial public offering in December 2001, the members of the compensation committee were Mr. Goguen, Mr. Marshall and Mr. Thomas. During this period either the entire board of directors or Mr. Goguen and Mr. Marshall, the outside director members of the compensation committee, made all decisions regarding the compensation of our executive officers, including that of our chief executive officer, Mr. Thomas.

General Compensation Philosophy

The role of the compensation committee is to set the salaries and other compensation of NetScreen’s executive officers and other key employees, to make stock option grants larger than 40,000 shares, and to administer the stock option and other employee equity and bonus plans.

Our compensation committee has delegated its authority to grant options under limited circumstances. Option grants for 40,000 or fewer shares to persons other than executive officers can be authorized by our chief executive officer and chief financial officer. Such option grants cannot result in aggregate option grants to any employee that exceed 40,000 shares.

NetScreen’s compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables NetScreen to attract, motivate, reward and retain executive officers. Accordingly, each executive officer’s compensation package may, in one or more years, include any or all of the following elements:

•
base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the San Francisco Bay Area that are of comparable size to NetScreen and with which NetScreen competes for executive personnel;

•
annual variable performance awards, such as cash bonuses or stock-based incentive awards, including cash incentive programs tied to the achievement of performance goals established by the compensation committee; and

•	long-term stock-based incentive awards which strengthen the mutuality of interests between NetScreen’s executive officers and NetScreen’s stockholders.

In preparing the performance graph for this proxy statement, NetScreen used the S&P Information Technology Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by NetScreen when the compensation committee reviewed the compensation information described above because such companies were determined not to be competitive with NetScreen for executive talent.

Executive Compensation

Base Salary.    Salaries for executive officers for the fiscal year ended September 30, 2002 generally were determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

Annual Incentive Awards.    In the past, NetScreen has included performance-based bonuses, payable in cash or stock-based awards, as part of each executive’s annual compensation plan. Annual performance-based bonuses are based on goals and objectives initially defined by the Chief Executive Officer, the compensation committee or the board of directors. This practice is expected to continue and each executive’s annual performance will be measured by the achievement of established goals and objectives. For the fiscal year ended September 30, 2002, executive bonuses ranged from $37,739 to $185,000, a portion of which was related to extraordinary efforts in connection with NetScreen’s initial public offering.

Long-Term Incentive Awards.    The compensation committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of NetScreen stockholders and encourages executive officers to remain employed with NetScreen. Stock options generally have value for executive officers only if the price of our stock increases above the fair market value on the grant date and the officer remains employed with NetScreen for the period required for the shares to vest.

NetScreen grants stock options in accordance with the 2001 Equity Incentive Plan. Stock option awards typically have been granted to executive officers when the executive first joins us. The compensation committee may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact NetScreen’s results, past performance or consistency within the officer’s peer group. In the fiscal year ended September 30, 2002, the compensation committee considered these factors, as well as the number of NetScreen stock options held by such executive officers as of the date of grant that remain unvested. At the discretion of the compensation committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with NetScreen and to strive to increase the value of NetScreen’s common stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of NetScreen’s common stock on the date of grant. The vesting for options granted to executive officers for the fiscal year ended September 30, 2002 was designed to further incentivize the retention of NetScreen’s executive officers.

Chief Executive Officer Compensation

Mr. Thomas’ base salary, target bonus and bonus paid for the fiscal year ended September 30, 2002 were determined by the non-employee, outside director members of the compensation committee in a manner consistent with the factors described above for all executive officers. Mr. Thomas’ base salary was increased from $240,000 for fiscal 2001 to $300,000 for fiscal 2002 and Mr. Thomas was awarded an annual incentive award of $185,000 and options for 250,000 shares, based on the compensation committee’s opinion of Mr. Thomas’ long-term contributions and expected future contributions. On November 1, 2002, the compensation committee awarded Mr. Thomas an option to purchase an additional 50,000 shares, with vesting beginning at the time of his fiscal 2002 award, that it had been unable to grant earlier as a result of plan limits.

Internal Revenue Code Section 162(m) Limitation

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the compensation committee believes that grants made pursuant to NetScreen’s stock option plan and Equity Incentive Plans meet the requirements that such grants be “performance based” and are, therefore, exempt from the limitations on deductibility. The proposed amendment of NetScreen’s 2001 Equity Incentive Plan, if approved by stockholders, will continue to satisfy these requirements. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The compensation committee’s present intention is to comply with Section 162(m) unless the compensation committee feels that compliance with these requirements would not be in the best interest of NetScreen or its stockholders.

Compensation Committee

Michael L. Goguen
Frank J. Marshall
Thomas F. Mendoza

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock, the Nasdaq Composite Index (U.S.) and the S&P Information Technology Index. The graph and table assume that $100 was invested in our common stock, the Nasdaq Composite Index (U.S.) and the S&P Information Technology Index on December 12, 2001, the date of our initial public offering, and calculates the annual return through September 30, 2002. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Comparison of Cumulative Total Return

REPORT OF THE AUDIT COMMITTEE

The audit committee of the board of directors oversees all aspects of our financial accounting, audit and reporting functions, including the disclosure controls and procedures and internal controls and procedures relating thereto, monitors the adequacy of our accounting and financial reporting practices, appoints and evaluates the independence and performance of our independent auditors, pre-approves all audit and non-audit services to be provided by our independent auditors, and provides the board of directors such additional information and materials as it may deem necessary to make the board aware of significant financial, accounting and internal control matters that require the attention of the board.

The board of directors has adopted a written charter for the audit committee, a copy of which was attached as an appendix to this proxy statement. Under its charter the audit committee must consist of at least three directors and each must be “independent” as defined by the rules of The Nasdaq Stock Market. The current members of the committee are Mr. Earhart, Mr. Goguen, Mr. Marshall and Mr. Parker, each of whom is independent as defined by such rules.

NetScreen’s financial and senior management are responsible for NetScreen’s financial reporting process and systems of internal controls. NetScreen’s independent auditors are responsible for performing an independent audit of its consolidated financial statements in accordance with generally accepted auditing standards and issue a report on these consolidated financial statements. The audit committee has general oversight responsibility with respect to NetScreen’s financial reporting, and reviews the results and scope of the audit and other services provided by NetScreen’s independent auditors.

The audit committee has reviewed NetScreen’s audited consolidated financial statements for the fiscal year ended September 30, 2002 and has discussed them with both the management of NetScreen and its independent accountants. The audit committee discussed with NetScreen’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has also received from NetScreen’s independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with NetScreen’s independent auditors the independence of that firm. The audit committee has also considered whether the provision of non-audit services by NetScreen’s independent auditors is compatible with maintaining the independence of the independent auditors.

Based on the audit committee’s discussions with the management of NetScreen and NetScreen’s independent auditors and based on the audit committee’s review of NetScreen’s audited consolidated financial statements together with the report of NetScreen’s independent auditors on the consolidated financial statements and the representations of NetScreen’s management with regard to these consolidated financial statements, the audit committee recommended to NetScreen’s board of directors that the audited consolidated financial statements for the fiscal year ended September 30, 2002 be included in NetScreen’s annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2002.

Audit Committee

Alan L. Earhart
Michael L. Goguen
Frank J. Marshall
Victor E. Parker, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements described in “Director Compensation”, “Executive Compensation” and the transactions described below, since October 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $60,000; and

•	in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Preferred Stock Financings

In October 2001, we sold 5,762,502 shares of Series F preferred stock in a private placement transaction at approximately $5.21 per share. Purchasers of our preferred stock included, among others, directors and holders of more than 5% of our outstanding stock or entities affiliated with them. The following table presents the number of shares purchased by each of these related parties. Each share of preferred stock converted automatically into one share of common stock upon the closing of our initial public offering in December 2001. Mr. Goguen, a director of NetScreen, is also a general partner of Sequoia Capital, the general partner of Sequoia Capital VII and its affiliates. Mr. Parker, a director of NetScreen, is also a general partner of Spectrum IV Investment Managers’ Fund, L.P., Spectrum Investors Parallel IV, L.P. and Spectrum Equity Associates IV, the general partner of Spectrum Equity Investors IV, L.P. Ms. Jen, a director of NetScreen, is also a general partner of AsiaTech Management LLC, the general partner of Silicon Valley Equity Fund, L.P. and Silicon Valley Equity Fund II, L.P. Mr. Marshall, a director of NetScreen, is also a general partner of Big Basin Partners L.P. and Timark L.P.

Purchaser	Shares
Entities Affiliated with Sequoia Capital	1,337,398
Entities Affiliated with Spectrum Equity Investors	561,517
Entities Affiliated with Silicon Valley Equity Fund	67,210
Big Basin Partners L.P. and affiliates	25,000

Sale of Products and Services

During the fiscal year ended September 30, 2002, we sold products and services to two companies affiliated with the brother of Mr. Deng, an executive officer and director of NetScreen. These companies acted as resellers of our products and services in China. All transactions were conducted at arm’s length. The total amount sold to these companies during the fiscal year ended September 30, 2002 was approximately $767,000.

During the year ended September 30, 2002, we sold products and services to companies affiliated with members of our board of directors. The total sold to these companies was approximately $124,000. As of September 30, 2002, accounts receivable included approximately $10,000 due from these companies.

Acquisition of OneSecure

In connection with our acquisition of OneSecure we entered into an Offer Letter agreement with Mr. Zuk on August 20, 2002 that provides the terms of his “at will” employment with us. Pursuant to this agreement he will be eligible to receive cash bonuses of up to $350,000 upon the completion of certain performance goals related to the integration of OneSecure with NetScreen.

Additionally, in connection with our acquisition of OneSecure, we assumed a Restricted Common Stock Purchase Agreement with Mr. Zuk dated as of February 18, 2000 pursuant to which Mr. Zuk acquired shares of OneSecure restricted stock. This agreement provides for the immediate lapsing of our right to repurchase Mr. Zuk’s restricted stock upon a change of control of NetScreen or a sale of substantially all the assets of

NetScreen and an involuntary or constructive termination without cause of Mr. Zuk’s employment with us or our successor. We also assumed Stock Option Agreements with Mr. Zuk that granted him options to purchase approximately 59,000 shares of our common stock on a converted basis. As of September 30, 2002, these agreements provide for unvested options to purchase approximately 16,000 shares of our common stock to vest immediately upon an involuntary or constructive termination without cause of Mr. Zuk’s employment with us or our successor within 18 months of a change of control of NetScreen or a sale of substantially all the assets of NetScreen. We entered into a Stock and Option Vesting Waiver Agreement with Mr. Zuk dated August 22, 2002, whereby Mr. Zuk agreed to limit to three months the time period after our acquisition of OneSecure that would entitle him to acceleration of vesting pursuant to the Restricted Common Stock Purchase Agreement and the Stock Option Agreements.

Loans to Executive Officers in Connection With Exercise of Options

In connection with the exercise of options, executive officers delivered promissory notes on the dates and in the amounts indicated below. In each case, these notes are payable on or before the fifth anniversary of the date of the note and accrue interest at a rate of 6% compounded annually. These notes are secured by the shares purchased by the executive officer and are outstanding as of December 31, 2002.

Date	Name	Number of Shares Purchased	Original Amount of Loan	Current Amount of Loan
July 2000	Robert D. Thomas	400,000	$299,800	$342,774
July 2000	Mark S. Smith	140,000	104,930	119,971
July 2000	David K. Flynn	120,000	89,940	103,010
July 2000	Feng Deng	100,000	74,950	85,767
November 1999	Charles R. Clark	420,000	209,790	231,133
August 1999	Mark S. Smith	890,000	110,805	91,201
July 1999	Robert D. Thomas	1,120,000	83,440	100,860
July 1999	David K. Flynn	890,000	66,305	57,483
March 1999	Robert D. Thomas	1,330,000	99,085	94,054

FORM 10-K

We filed our annual report on Form 10-K with the Securities and Exchange Commission on December 30, 2002. Stockholders may obtain a copy of this report without charge by writing to Investor Relations at our principal executive offices located at 805 11th Avenue, Building 3, Sunnyvale, California 94089.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be included in our proxy materials for our 2004 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than September 19, 2003. Proposals received after that date are not required to be included in our proxy materials for that meeting. Other stockholder proposals may be presented at the 2004 Annual Meeting only if we have received adequate notice of such proposals at our principal executive offices no later than December 8, 2003. Proposals we receive after that date will be considered untimely and may not be presented at our 2004 Annual Meeting. For more information about the procedure for submitting proposals for consideration at a stockholder meeting, you may request a copy of our Bylaws from the Corporate Secretary at the address set forth above.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market, and to furnish us with copies of all Section 16 forms that they file. Based solely on our review of the copies of such forms furnished to us, we believe that during our fiscal year ended September 30, 2002 all the reporting persons complied with the Section 16 filing requirements.

OTHER BUSINESS

The board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Annex A

NETSCREEN TECHNOLOGIES, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

As Amended on January 13, 2003

I.    Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of NetScreen Technologies, Inc., a Delaware corporation (the “Company”), is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company’s financial accounting, reporting and controls. The Committee’s principal functions are to:

•	oversee all aspects of the Company’s financial accounting, audit and reporting functions, including the disclosure controls and procedures and internal controls and procedures relating thereto;

•
monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company’s independent auditors, the Company’s financial and senior management;

•	appoint independent auditors to audit the Company’s financial statements and review and evaluate the qualifications, independence and performance of the Company’s independent auditors;

•	pre-approve all audit and non-audit services to be provided by independent auditors and audit firms;

•
annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement if and as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time;

•	facilitate communication among the Company’s independent auditors, the Company’s financial and senior management, and the Board; and

•	provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise any investigation into matters within the scope of this charter, including the power to direct Company personnel to conduct investigations on its behalf and to retain outside counsel and other advisors in connection with any such investigation. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of compensation to (i) the independent auditors for the purpose of rendering or issuing an audit report and (ii) to any outside advisors employed by the Committee pursuant to this charter.

II.    Membership

All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be “independent” as defined by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, as they may be amended from time to time (the “Rules”). Each member of the Committee shall have the ability to read and understand fundamental financial statements and at least one member shall have such financial expertise as is required under the Rules.

III.    Meetings

Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management to discuss: internal controls, the completeness and accuracy of the Company’s financial statements, critical accounting policies, alternative treatments under generally accepted accounting principles and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a no less frequently than quarterly basis in connection with their review of the Company’s financial statements.

IV.    Responsibilities and Duties

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1.    Review the Company’s quarterly and annual financial information and statements contained in periodic reports filed with the Securities and Exchange Commission, including any report or opinion prepared by the independent auditors and delivered to the Company, prior to distribution to the public or filing with the Securities and Exchange Commission.

2.    In connection with the Committee’s review of the annual financial statements:

•	Discuss with the independent auditors and management the financial statements and the results of the independent auditors’ audit of the financial statements.

•
Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the reasonableness of significant judgments, management’s assessment of the Company’s internal controls and procedures, the clarity of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreements among management and the independent auditors.

3.    In connection with the Committee’s review of the quarterly financial statements:

•	Discuss with the independent auditors and management the financial statements and the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

•
Discuss significant issues, events, transactions, any changes regarding the Company’s internal controls and procedures, any changes regarding independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the review, including any restrictions on the scope of work or access to required information or any significant disagreements among management and the independent auditors.

•	Discuss with management any fraud or significant deficiencies in the design or operations of the Company’s internal controls discovered by management during the quarter.

4.    Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

5.    Review the Management’s Discussion and Analysis section of the Company’s Forms 10-Q and 10-K, and where appropriate, registration statements under the Securities Act of 1933, including, estimates and critical accounting policies required to be disclosed in the Company’s periodic reports, prior to filing with the SEC and discuss with management and the independent auditors.

6.    Review and discuss with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

7.    Discuss any comments or recommendations of the independent auditors outlined in any management letter or other significant communication with management of the Company. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

8.    Review the reports that are required to be delivered by the independent auditors addressing: (i) all critical accounting policies, estimates and practices used; and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of each alternative and the treatment preferred by the independent auditors.

9.    Direct and discuss with the independent auditors and management their periodic reviews of the adequacy of the Company’s accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Committee by each group.

10.    Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

11.    Appoint and, where appropriate, replace the independent auditors. Review the independence, performance, experience and qualifications of the independent auditors.

12.    Communicate with the Company’s independent auditors about the Company’s expectations regarding its relationship with the auditors, including the following: (i) the independent auditors’ ultimate accountability to the Board and the Committee, as representatives of the Company’s stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

13.    Review and approve processes and procedures to ensure the continuing independence of the Company’s independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

14.    Resolve any disagreements between management and the independent auditors regarding financial reporting.

15.    Pre-approve all audit and non-audit services to be provided by independent auditors and audit firms, including review the independent auditors’ audit plan, proposals for services and approval of all fees and other compensation to be paid to the independent auditors. The Committee may delegate the authority to grant such pre-approvals to one or more members of the Committee, provided that the pre-approval decision and related services are presented to the Committee at its next regularly scheduled meeting.

16.    Periodically review the status of any legal or regulatory matters that could have a significant impact on the Company’s financial statements.

17.    Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

18.    Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee’s responsibilities.

19.    Establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters, and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters, and review and investigate such complaints as the Committee deems appropriate, as required by law, The Nasdaq Stock Market, or the rules and regulations of the Securities and Exchange Commission, as amended from time to time.

20.    Review and assess the adequacy of the Committee’s charter at least annually. Submit the charter to the Company’s Board of Directors for review and include a copy of the charter as an appendix to the Company’s proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as amended from time to time (currently, once every three years).

21.    Review and approve all transactions between the Company and any related party, as required by the rules of The Nasdaq Stock Market, as amended from time to time.

22.    Review and assess the adequacy of the Company’s Code of Business Conduct and Ethics at least annually and review reports that summarize the Company’s monitoring of compliance with its Code of Business Conduct and Ethics, as required by law, The Nasdaq Stock Market, or the rules and regulations of the Securities and Exchange Commission, as amended from time to time.

23.    Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and The Nasdaq Stock Market, and perform other activities that are consistent with this charter, the Company’s Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate and directs from time to time.

NETSCREEN TECHNOLOGIES, INC.

2001 Equity Incentive Plan

As Adopted September 28, 2001

As Amended February 21, 2003

1.    PURPOSE.    The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2.    SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available.    Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 20,000,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. Also, any authorized shares not issued or subject to outstanding grants under the Company’s 1997 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below) and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. In addition, on each October 1, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company as of the immediately preceding September 30; provided, that the Board may in its sole discretion reduce the amount of the increase in any particular year; and, provided, further, provided that no more than 50,000,000 shares shall be issued as ISOs (as defined in Section 5 below). At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.2 Adjustment of Shares.    In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, similar change in the capital structure of the Company without consideration or other change in the corporate structure or capitalization affecting the Company’s present Common Stock, then (a) the number and the type of Shares reserved for issuance under this Plan, (b) the number and the type of Shares that may be granted pursuant to Sections 3 and 9 below, (c) the Exercise Prices, the number and the type of Shares subject to outstanding Options, and (d) the number and the type of Shares subject to other outstanding Awards may, upon approval of the Board in its discretion, be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.    ELIGIBILITY.    ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or

1

Subsidiary of the Company), who are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

4.    ADMINISTRATION.

4.1 Committee Authority.    This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion.    Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant and to determine the form or term of an Award under this Plan to Participants who are not Insiders of the Company.

5.    OPTIONS.    The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant.    Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions

2

(which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period.    Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price.    The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5 Method of Exercise.    Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination.    Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Participant is Terminated for any reason except death, Disability or Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)
If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant’s Disability deemed to be an NQSO), but in any event no later than the expiration date of the Options.

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(c)
If the Participant is terminated for Cause, then Participant’s Options shall expire immediately on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options.

5.7 Limitations on Exercise.    The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.    RESTRICTED STOCK.    A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award.    All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price.    The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

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6.3 Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4 Termination During Performance Period.    If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7.    STOCK BONUSES.

7.1 Awards of Stock Bonuses.    A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses.    The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment.    The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8.    PAYMENT FOR SHARE PURCHASES.

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8.1 Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)
by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c)
by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law; provided, further, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d)	by waiver of compensation due or accrued to the Participant for services rendered;

(e)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)
through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)
through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

8.2 Loan Guarantees.    The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9.    AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

9.1 Types of Options and Shares.    Options granted under this Plan and subject to this Section 9 shall be NQSOs.

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9.2 Eligibility.    Options subject to this Section 9 shall be granted only to Outside Directors.

9.3 Initial Grant.    Each Outside Director who first becomes a member of the Board after the Effective Date will automatically be granted an option for 50,000 Shares (an “Initial Grant”) on the date such Outside Director first becomes a member of the Board.

9.4 Succeeding Grant.    Each Outside Director will automatically be granted an option for 10,000 Shares (a “Succeeding Grant”), immediately after each annual meeting of the Company (after the Effective Date). The Board may also make discretionary grants to any Outside Director, provided that no Outside Director may receive total grants (including Initial or Succeeding Grants) of more than 60,000 Shares in any calendar year.

9.5 Vesting and Exercisability.    The date an Outside Director receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such option.

(a)
Initial Grant.    Each Initial Grant will vest and be exercisable as to 2.08% of the Shares at the end of each full succeeding month from the Start Date, so long as the Outside Director continuously remains a director or a consultant of the Company.

(b)
Succeeding Grant.    Each Succeeding Grant will vest and be exercisable as to 8.33% of the Shares at the end of each full succeeding month from the Start Date, so long as the Outside Director continuously remains a director or a consultant of the Company.

Notwithstanding any provision to the contrary, in the event of a Corporate Transaction described in Section 18.1, the vesting of all options granted to Outside Directors pursuant to this Section 9 will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said event. Any options not exercised within such three-month period shall expire.

9.6 Exercise Price.    The exercise price of an option pursuant to an Initial Grant and Succeeding Grant shall be the Fair Market Value of the Shares, at the time that the option is granted.

10.    WITHHOLDING TAXES.

10.1 Withholding Generally.    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2 Stock Withholding.    When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

11.    TRANSFERABILITY.

11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution,

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attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

11.2 All Awards other than NQSO’s.    All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

11.3 NQSOs.    Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

12.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

12.1 Voting and Dividends.    No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

12.2 Financial Statements.    The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.3 Restrictions on Shares.    At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13.    CERTIFICATES.    All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.    ESCROW; PLEDGE OF SHARES.    To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the

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Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.    EXCHANGE AND BUYOUT OF AWARDS.    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.    An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.    NO OBLIGATION TO EMPLOY.    Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.    CORPORATE TRANSACTIONS.

18.1 Assumption or Replacement of Awards by Successor.    Except for automatic grants to Outside Directors pursuant to Section 9 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Corporate Transaction”), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provi-

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sions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, the vesting with respect to such Awards will fully and immediately accelerate. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards.    Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any Corporate Transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3 Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company’s Common Stock is declared effective by the SEC (the “Effective Date”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

20.    TERM OF PLAN/GOVERNING LAW.    Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21.    AMENDMENT OR TERMINATION OF PLAN.    The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

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22.    NONEXCLUSIVITY OF THE PLAN.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.    DEFINITIONS.    As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means (i) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee’s employment.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means Netscreen Technologies, Inc. or any successor corporation.

“Disability” total and permanent disability as defined in Section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)
if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d)
in the case of an Award made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

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(e)	If none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a)
child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b)	any person (other than a tenant or employee) sharing the Participant’s household;

(c)	a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d)	a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)	any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Earnings per share and/or earnings per share growth;

(f)	Total stockholder return and/or total stockholder return growth;

(g)	Return on equity;

12

(h)	Operating cash flow return on income;

(i)	Adjusted operating cash flow return on income;

(j)	Economic value added; and

(k)	Individual confidential business objectives.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

“Plan” means this Netscreen Technologies, Inc. 2001 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “TerminationDate”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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NETSCREEN TECHNOLOGIES, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR
1. Log on to the internet and go to http://www.eproxyvote.com/nscn.		1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2. Enter your Voter Control Number Listed above and follow the easy steps outlined on the secured website.		2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone,
please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED BELOW. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND PROPOSAL NO. 3.

The board of directors recommends that you vote “FOR” the election of the three nominees listed in Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

1. Election of Directors. Nominees: (01) Feng Deng, (02) Thomas F. Mendoza and (03) Victor E. Parker, Jr.
2.  Approval of an amendment to the 2001 Equity
     Incentive Plan to increase the maximum
     number of shares that may be granted to an
     individual in a calendar year, to increase the
     size of option grants for directors, and to
     change vesting and similar provisions for
     directors.
						FOR ☐	AGAINST ☐	ABSTAIN ☐

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3. Ratification of the selection of Ernst & Young LLP as Netscreen Technologies, Inc.’s independent auditors for the fiscal year ending September 30, 2003.	☐	☐	☐

☐	For all nominees except as written above
4.  In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule
     14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of these persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Signature:	Date:	Signature:	Date:

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

NETSCREEN TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the board of directors of NetScreen Technologies, Inc.

The undersigned hereby appoints Robert D. Thomas and Remo E. Canessa, and each of them, as proxies, each with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of NetScreen Technologies, Inc., held of record by the undersigned on January 6, 2003, at the Annual Meeting of Stockholders to be held at our executive offices, located at 805 11th Avenue, Building 3 in Sunnyvale, California, on Friday, February 21, 2003 at 9:00 a.m., Pacific Time, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE